UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dividend Capital Diversified Property Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC. 2013 Annual Meeting of Stockholders June 27, 2013
Registration Here xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx	11:30 A.M., Mountain Daylight Time The Brown Palace Hotel 321 17th Street Denver, CO 80202
*** Your Vote is Important ***

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on June 27, 2013.

Dear Valued Stockholder,

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and by other means described on the back of this notice. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, including the Annual Meeting Notice, the proxy statement, proxy card, and our Annual Report for the year ended December 31, 2012 are available at www.eproxy.com/dpf.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the back of this notice on or before June 14, 2013 to facilitate timely delivery.

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Dividend Capital Diversified Property Fund Inc. (the “Company”) will be held on June 27, 2013 at 11:30 a.m. Mountain Daylight Time at The Brown Palace Hotel, 321 17th Street, Denver, CO 80202. Directions to the meeting can be obtained by calling (303) 228-2200. The Meeting will be held for the purpose of voting on the following proposals, each of which the Board of Directors recommends that you vote FOR:

1.	To elect five directors to serve until the 2014 Annual Meeting of Stockholders of the Company and until their respective successors are duly elected and qualify;
2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2013; and
3.	To amend the Company’s charter to clarify information regarding the interests of the Company’s advisor in the Company and the Company’s operating partnership.

In addition, any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting may be transacted at the Annual Meeting.

You may attend the Annual Meeting and vote your shares at that time. If you cannot attend or do not wish to attend the Annual Meeting, please follow the instructions below to view the materials and vote online or obtain proxy materials via one of the methods listed on the back of this notice. Please vote your proxy promptly so that your shares may be represented at the Annual Meeting. Thank you in advance for your participation.

Sincerely,

Joshua J. Widoff

Executive Vice President, General Counsel and Secretary

Online Viewing and Voting is Quick, Easy and Eco-Friendly!

A convenient way to View important Proxy Materials and Vote immediately in 3 simple steps

Step 1: Go to the Electronic Voting Site at www.eproxy.com/dpf.

Step 2: Access and View the Proxy Materials by clicking on the associated links provided.

Step 3: Follow simple instructions on the screen to log in and vote your eligible position(s).

REQUESTING COPIES OF THE PROXY MATERIALS

The proxy statement and annual report are available online. If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 14, 2013 to facilitate timely delivery.

Internet – Access the Internet and go to www.ematerials.com/dpf. Follow the instructions to log in and order copies.
Telephone – Call us free of charge at 866-551-3628 in the U.S. or Canada using a touch-tone phone and follow the instructions to log in and order copies.

E-mail – Send us an e-mail at fundproxy@ematerials.com with “DPF Materials Request” in the subject line.

The e-mail must include:

•  The 13-digit control # located in the box in the upper right hand corner on the front of this notice.

•  Your preference to receive materials via mail -or- to receive an e-mail with links to the electronic materials.

•  If you choose e-mail delivery, you must include your e-mail address.

•  If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your social security number or Tax ID number in the e-mail.

HOW TO VOTE: (Please note: You cannot vote by returning this Notice)

To vote your eligible position(s), you must either 1) vote online via the Internet (as instructed on the front of this notice), 2) vote by calling 1-866-977-7699 and following the recorded instructions, or 3) request a copy of a full set of proxy materials, which includes a proxy voting card (as instructed above). If you wish to vote at the meeting, then bring this notice and proper identification with you.

Please address any correspondence regarding this matter to:

Dividend Capital Diversified Property Fund, P.O. Box 55046, Boston, MA 02205-9831

WE NEED YOUR VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP US AVOID THE EXPENSE OF

FURTHER SOLICITATION.

THANK YOU IN ADVANCE FOR YOUR PARTICIPATION.